EQ ADVISORS TRUSTSM

1290 VT Moderate Growth Allocation Portfolio
1290 VT Multi-Alternative Strategies Portfolio

SUPPLEMENT DATED MAY 8, 2023, TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2023, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated May 1, 2023, as supplemented, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

The following change is being made to (1) the Summary Prospectus and the section of the Prospectus entitled “1290 VT Moderate Growth Allocation Portfolio — Class IB and Class K Shares”, and (2) the Summary Prospectus and the section of the Prospectus entitled “1290 VT Multi-Alternative Strategies Portfolio — Class IB and Class K Shares”:

The section entitled “Investments, Risks, and Performance — Principal Risks” is amended by deleting “Momentum Risk” in its entirety and replacing it with the following information:

Momentum Risk — Momentum entails investing more in securities that have recently had higher total returns and investing less in securities that have recently had lower total returns. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking or troughing. Momentum (positive or negative) can turn quickly, and utilizing momentum as a factor in the investment analysis process can cause significant variation from other types of investment strategies. The Portfolio may experience significant losses or miss out on significant gains if a security’s momentum stops, turns or otherwise behaves differently than predicted.

The section of the Prospectus entitled “More information on strategies, risks, benchmarks and underlying ETFs” is amended by deleting “Momentum Risk” in its entirety and replacing it with the following information:

Momentum Risk — Momentum entails investing more in securities that have recently had higher total returns and investing less in securities that have recently had lower total returns. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking or troughing. Momentum (positive or negative) can turn quickly, and utilizing momentum as a factor in the investment analysis process can cause significant variation from other types of investment strategies. A Portfolio may experience significant losses or miss out on significant gains if a security’s momentum stops, turns or otherwise behaves differently than predicted.